Exhibit 99.1

Apollo Endosurgery to be Acquired by Boston Scientific

Boston Scientific to acquire Apollo for $10.00 per share in cash

AUSTIN, TX / ACCESSWIRE / November 29, 2022 / Apollo Endosurgery, Inc. (“Apollo”) (NASDAQ:APEN), a leading minimally invasive medical device company for gastrointestinal and bariatric procedures, announced today it has entered into a definitive merger agreement to be acquired by Boston Scientific Corporation (“Boston Scientific”), a global medical technology leader, in an all-cash transaction with an enterprise value of approximately $615 million.1 This transaction has been unanimously approved by the Apollo Board of Directors.

The acquisition price of $10.00 per share represents an approximate 67% premium to the closing price of Apollo’s common stock on November 28, 2022 and the volume weighted average closing price of Apollo’s common stock in the three months prior to announcement of the transaction.

The transaction is subject to the satisfaction of customary closing conditions, including approval by a majority of Apollo’s stockholders and applicable regulatory approval, and is expected to close in the first half of 2023. Certain stockholders representing 8.4% of Apollo’s outstanding shares of common stock have agreed to vote their shares in favor of the transaction.

Upon the completion of the transaction, Apollo will become a wholly-owned subsidiary of Boston Scientific.

Piper Sandler & Co. is serving as financial advisor and Cooley LLP is serving as legal advisor to Apollo.

About Apollo

Apollo Endosurgery, Inc. is a medical technology company focused on development of next-generation, minimally invasive devices to advance therapeutic endoscopy designed to treat a variety of gastrointestinal conditions, including closure of gastrointestinal defects, managing gastrointestinal complications, and weight loss as a treatment of obesity. Apollo’s device-based therapies are an alternative to invasive surgical procedures, thus lowering complication rates and reducing total healthcare costs. Apollo’s products are offered in over 75 countries today and include the OverStitch® Endoscopic Suturing System, the OverStitch SxTM Endoscopic Suturing System, the Orbera® Intragastric Balloon System, the X-Tack® Endoscopic HeliX Tacking System, as well as the Apollo ESGTM, Apollo ESG SxTM, Apollo REVISETM and Apollo REVISE SxTM Systems. For more information, visit www.apolloendo.com.

Legal Notice Regarding Forward-Looking Statements

This communication contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this press release, including statements regarding the Contemplated Transactions (as defined below), are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.

[1]

Enterprise value based on 41.7 million common shares outstanding, 12.3 million warrants outstanding, conversion of outstanding convertible debt, and vesting of shares under Apollo’s equity incentive plans for a total fully diluted share count of approximately 64.8 million shares, implying $648 million for 100% of the fully diluted equity, minus approximately $33 million net cash as of September 30, 2022.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the ability of the parties to consummate the transactions contemplated in the definitive merger agreement by and among Apollo, Boston Scientific and the other party related thereto (the “Merger Agreement” and such transactions, collectively, the “Contemplated Transactions”) in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the Contemplated Transactions, including with respect to the approval of Apollo’s stockholders; potential delays in consummating the Contemplated Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Contemplated Transactions on Apollo’s business relationships, operating results and business generally; costs related to the Contemplated Transactions; the outcome of any legal proceedings that may be instituted against Apollo or its directors or officers related to the Merger Agreement or the Contemplated Transactions; the effects of the COVID-19 pandemic, including any new outbreaks and emerging variant strains of the virus, and related self-isolation and quarantine measures on Apollo’s business, revenue, future growth and results of operations; Apollo’s strategic plan; Apollo’s financial outlook; Apollo’s focus areas for investment and its investments; the effect of inflationary and/or recessionary pressure as well as macroeconomic uncertainty; foreign exchange fluctuations; reports of adverse events related to the Company’s products; outcomes of clinical studies related to the Company’s products; regulatory approvals and extensive regulatory oversight by the FDA or other regulatory authorities; unfavorable media coverage related to the Company’s products or related procedures; coverage and reimbursement decisions by private or government payors; the Company’s ability to support the adoption of its products and broaden its product portfolio; the potential size of the Company’s addressable markets; the execution of the Company’s gross margin improvement projects; global supply chain constraints; announcements by Apollo; Apollo’s competitors of business or strategic developments; and Apollo’s overall business trajectory. These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause actual results to differ materially from the results anticipated by Apollo’s forward-looking statements is included in the reports Apollo has filed or will file with the SEC, including Apollo’s Annual Report on Form 10-K for the year ended December 31, 2021, Apollo’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. These filings, when available, are available on the investor relations section of Apollo’s website at https://ir.apolloendo.com/sec-filings and on the SEC’s website at www.sec.gov.

Additional Information and Where to Find It

In connection with the transactions contemplated by the Merger Agreement (the “Contemplated Transactions”), Apollo intends to file with the SEC preliminary and definitive proxy statements relating to the Contemplated Transactions and other relevant documents. The definitive proxy statement will be mailed to Apollo’s stockholders as of a record date to be established for voting on the Contemplated Transactions and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS OR INCORPORATED BY

REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT APOLLO, BOSTON SCIENTIFIC AND THE CONTEMPLATED TRANSACTIONS. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s web site at www.sec.gov, on Apollo’s website at https://ir.apolloendo.com/ or by contacting Apollo’s Investor Relations department via email at investor-relations@apolloendo.com.

Participants in the Solicitation

Apollo and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Apollo in connection with the Contemplated Transactions and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive proxy statements (when available). Additional information regarding such directors and executive officers is included in Apollo’s definitive proxy statement on Schedule 14A for the 2022 Annual Meeting of the Stockholders, which was filed with the SEC on April 25, 2022.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Apollo’s stockholders in connection with the Contemplated Transactions and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive proxy statements (when available) for the Contemplated Transactions. These documents are available free of charge as described in the preceding section.

CONTACT:

Apollo Endosurgery, Inc.

Jeff Black, Chief Financial Officer, 512-279-5126

investor-relations@apolloendo.com

Darrow Associates Investor Relations

Matt Kreps, 214-597-8200

mkreps@darrowir.com

SOURCE: Apollo Endosurgery, Inc.